Exhibit 99.1
Investor Presentation July 2008

Forward Looking Statements Except for historical information contained herein, the statements, charts and graphs in this presentation are forward-looking statements that are made pursuant to the Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995. Forward- looking statements and the business prospects of Pioneer Southwest Energy Partners L.P. ("PSE") are subject to a number of risks and uncertainties that may cause PSE's actual results in future periods to differ materially from the forward-looking statements. These risks and uncertainties include, among other things, volatility of commodity prices, the effectiveness of PSE's commodity price hedging strategy, reliance on Pioneer Natural Resources Company and its subsidiaries to manage PSE's business and identify and evaluate acquisitions, product supply and demand, competition, the ability to obtain environmental and other permits and the timing thereof, other government regulation or action, the ability to obtain approvals from third parties and negotiate agreements with third parties on mutually acceptable terms, litigation, the costs and results of drilling and operations, access to and availability of drilling equipment and transportation, processing and refining facilities, PSE's ability to replace reserves, including through acquisitions, and implement its business plans, uncertainties associated with acquisitions, access to and cost of capital, uncertainties about estimates of reserves, the assumptions underlying production forecasts, quality of technical data and environmental and weather risks. These and other risks are described in PSE's final prospectus dated April 30, 2008 (File No. 333-144868) and filed on May 1, 2008 with the Securities and Exchange Commission (the "SEC") pursuant to Rule 424(b)(4) under the Securities Act of 1933 and other filings with the SEC. In addition, PSE may be subject to currently unforeseen risks that may have a materially adverse impact on it. PSE undertakes no duty to publicly update these statements except as required by law. Please see the appendix slides included in this presentation for other important information.

PSE - Overview

PSE

- **MLP formed by PXD to own and acquire oil and gas properties in Texas and 8 counties in southeastern New Mexico**
  - Primary focus will be PXD's core operating areas
- **Initial assets include:**
  - Proved reserves of ~34 MMBOE (year-end 2007) in the West Texas Spraberry field
    - 84% liquids / 16% gas
    - Reserve-to-production ratio of 18 years
  - 2007 average daily production of 5,367 BOE
    - ~1,100 wells with 78% average working interest
    - Future downspacing and recompletion opportunities
  - Long-lived production with low decline rate averaging ~5% per year
  - Average remaining well life of 35 years


New Mexico
Spraberry Field
Texas
PSE Operating Area

3

PSE - Investment Highlights Backed by a strong E&P parent with ~68% retained ownership (PXD) Strong sponsorship with large upstream and midstream drop-down potential Predictable, stable cash flow 100% proved developed producing reserves (no drilling required) Long-lived production with low decline rates (~5% per year) Active hedging program Upside to higher prices Planned distribution growth driven by: Accretive acquisitions both independently and jointly with Pioneer Potential drop-downs of oil & gas and midstream assets Anticipate first drop-down from PXD during 2008, subject to market conditions Longer-term growth potential from downspacing and recompletions No debt: $300 MM unsecured revolving credit facility Attractive long-term cost of capital with no IDRs or MIUs Focused management team with strong operational and acquisition experience in PSE's area of operations, especially the Spraberry field Attractive Balance of Yield and Growth Opportunities

Spraberry - A Premier MLP Field Large reserve and resource potential Spraberry original oil in place (OOIP) estimated at 30 billion barrels 5th largest U.S. oil field1 Rank Field Name Location Discovery Year 1 Prudhoe Bay AK 1967 2 Wasson TX 1937 3 Belridge South CA 1911 4 Mississippi Canyon Blk 807 (Mars-Ursa) GOM 1989 5 Spraberry Trend TX 1949 6 Kuparuk River AK 1969 7 Mississippi Canyon Blk 778 (Thunder Horse) GOM 1999 8 Midway-Sunset CA 1901 9 Elk Hills CA 1919 10 Kern River CA 1899 Top 10 U.S. Fields Ranked by Liquids Proved Reserves1 1) Energy Information Administration, 2006

Spraberry - Only Growing Large U.S. Onshore Oil Field 10 Largest Oil Fields in the United States1: Production Growth Since 2003 Spraberry Trend Area Mars-Ursa Thunder Horse Wasson Belridge South Elk Hills Kern River Midway-Sunset Kuparuk River Prudhoe Bay 1997 22.1 31.9 0 15.1 41.1 20.5 48.8 61.6 96.1 252.3 2000 16.9 51.7 0 23.7 41.3 17.3 44.9 56.7 49.6 188.6 2003 19.8 58.1 0 26.1 41.1 18.7 36.7 47.8 58.8 141.3 2006 24.2 61.6 0 24.7 38.9 17.2 30.8 39.6 45.5 92.1 Spraberry Trend Area Mars-Ursa2 Thunder Horse2 Wasson Belridge South Elk Hills Kern River Midway-Sunset Kuparuk River Prudhoe Bay +22% +6% -5% -8% -16% -17% -23% -35% Source: EIA 2) Offshore Oil Field -5%

PXD (PSE Parent) - Largest Spraberry Trend Producer Gross production 44 MBOEPD (39 MBOEPD net)1 Represents >35% of total Spraberry production YE 2007 proved reserves of 481 MMBOE (48% PD / 52% PUD) 19,000 undrilled locations (includes 40-acre and 20- acre locations) provides substantial reserve growth potential 5,300 active wells (>95% operated) Average working interest: 90% Spraberry crude receives premium to WTI 1,400 BTU gas; high NGL yield Low-cost driller and operator 1) At March 31, 2008. Includes Spraberry VPP volumes of 8 MBOEPD Midland (869,000 gross acres) PXD Acreage 150 miles 75 miles Third Party Acreage

Years Oil Dry Gas (BOE) 0 38 8 7 1 22.87 6.03 3.67 2 18.18 4.83 2.94 3 15.78 4.69 2.85 4 13.77 4.05 2.46 5 12.34 3.41 2.08 6 11.22 3.45 2.1 7 10.31 3.39 2.06 8 10.25 3.11 1.89 9 9.48 3.15 1.91 10 8.83 2.9 1.76 11 8.14 3.04 1.85 12 7.73 3.25 1.97 13 7.41 2.65 1.61 14 7.19 2.5 1.52 15 7.03 2.46 1.5 16 6.87 2.55 1.55 17 6.61 2.49 1.52 18 6.33 2.38 1.44 19 6.08 2.28 1.39 20 5.84 2.19 1.33 21 5.6 2.1 1.28 22 5.38 2.02 1.23 23 5.16 1.94 1.18 24 4.96 1.86 1.13 25 4.76 1.78 1.08 26 4.9 1.84 1.12 27 4.71 1.77 1.07 28 4.52 1.69 1.03 29 4.66 1.75 1.06 30 4.48 1.68 1.02 31 4.3 1.61 0.97 32 4.42 1.66 1.01 33 4.25 1.59 0.97 34 4.08 1.53 0.93 35 4.2 1.58 0.96 Spraberry Wells: Low Decline Rate Provides Predictable Cash Flow Years BOEPD Spraberry wells are well suited for maintaining MLP distributions Low decline rate after initial 7 - 8 years of production Expected average well life: 70 years 4% - 6% Decline Oil NGL Gas

PSE PDP PUD 1998 0 133 28 1999 0 162 41 2000 0 161 51 2001 0 164 72 2002 0 177 123 2003 0 180 154 2004 0 194 157 2005 0 199 205 2006 0 220 220 2007 34 199 248 Spraberry - A Continuing Growth Story for PXD PXD Proved Reserves (MMBOE) Consistent reserve growth through a combination of step-out wells and bolt-on acquisitions Initial PSE Reserves PDP PUD 2007 2005 2004 2003 2001 2002 2000 1999 1998 440 404 351 334 236 300 212 203 160 2006 481

PXD - Strong Spraberry Acquisition Track Record $458 million of bolt-on acquisitions totaling 196 MMBOE from 2001 through 2007 Reflects >25% of the total transactions in the Spraberry during this period1 Significant bolt-on upstream acquisition opportunities remain Option to increase ownership in Spraberry gas processing system from 27% to 49% during 2008 and 2009 Well suited for potential drop-down to PSE Source: Jefferies Randall & Dewey and PXD data Midland 150 miles 75 miles PXD Acreage Third Party Acreage

PXD Drop-down Potential in PSE Operating Area: 558 MMBOE1 Barnett Shale (gas) West Panhandle (liquids & gas) Edwards Trend (gas) Spraberry (oil, liquids & gas) PXD: 447 MMBOE2 Other Permian (gas) PSE Operating Area Reflects YE 2007 PXD proved reserves of 592 MMBOE in PSE operating area less YE 2007 PSE reserves of 34 MMBOE Reflects YE 2007 PXD Spraberry proved reserves of 481 MMBOE less YE 2007 PSE reserves of 34 MMBOE ~60% of PXD's reserves in PSE operating area

PSE Favorable Structural Features

PSE

- No incentive distribution rights ("IDRs") or management incentive units ("MIUs") that reduce distributable cash flow to LP unitholders
- Alignment of interests among all unitholders
  - All investors share equally in cash flow
  - PXD has significant ownership (~68%)
- Maximizes distributions to LP unitholders
  - Common unit distribution growth not burdened by GP or management "splits"
  - Greater % of incremental cash flow distributed to common units
- Enhanced ability to make accretive acquisitions
- Future downspacing and recompletion opportunities
- Includes only PDP reserves
  - Stable production; low decline rate wells (~5% per year)
- No debt: $300 MM credit facility

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PSE - Hedging Program1 Provides Distribution Stability NGL Hedges Gas Hedges Oil Hedges PSE will hedge 65% to 85% of total estimated production for 3 - 5 years 68%, 72% and 65% of total estimated production hedged for remainder of 2008, 2009 and 2010, respectively Some upside to current high prices Liquids forecasted to be 84% of total estimated production in 2008 - 2010 Total production Hedged production Hedged price Rem. 2008 734 608 101.79 2009 1046 912 99.26 2010 991 730 98.32 Total production Hedged production Hedged price Rem. 2008 285 122 55.35 2009 408 182 51.28 2010 388 182 50.87 Total production Hedged production NYMEX Hedge price Rem. 2008 1194 608 9.74 2009 1714 912 9.32 2010 1630 912 8.94 51% 53% 56% 43% 45% 47% 83% 87% 74% 1) As of May 1, 2008 2) NYMEX equivalent pricing assumes $0.80/MMBtu premium to El Paso Natural Gas (Permian Basin) hedge price 2

Estimated EBITDAX1 $65,436 Less: Cash interest expense (commitment fees) 383 Cash income taxes (Texas Margin tax) 594 Cash reserves for acquisitions 16,573 Cash available for distributions $47,886 Total cash distributions ($2.00 per unit) $(40,051) Excess cash available $7,835 Coverage ratio 1.20x Sensitivity (+/- $10 oil & $1 gas) +/- $630 PSE: Forecasted Distributable Cash Flow Estimated Cash Available to Pay Distributions (Assumes $100 Oil / $10.00 Gas for Unhedged Volumes) ($ thousands except for per unit and ratio data) May - Dec 2008E See slide 21 for reconciliation to GAAP measures PSE estimates that it will need to replace 276 BOEPD based on expected production decline rate. For forecasting purposes and based on recent third party transactions, PSE has assumed that it can replace production for $75,000 to $105,000 / BOEPD. PSE is therefore reserving acquisition capital on an annual basis of $24.9 MM (replacement rate of $90,000 / BOEPD). 2

PSE - A Premier Upstream MLP

Appendix

Offering Summary Issuer: Pioneer Southwest Energy Partners L.P. NYSE Symbol: PSE Units Sold: 9,487,500 common units (31.6%) PXD Unit Ownership: 68.3% (excludes PXD's GP interest of 0.1%) Total Units Outstanding: 30,008,700 Offering Price (4/30/08): $19.00 Initial Quarterly Distribution: $0.50 ($2.00 annually) Initial Yield: 10.5% Expected Tax Shield: Approximately 15% (3-year average) Gross Proceeds: $180 million Use of Proceeds: To acquire oil and gas properties from PXD

PSE - Focused and Experienced Leadership Senior Management Team Position with PSE Position with PXD Years of Experience Scott Sheffield CEO and Director - MLP Experience Chairman, CEO and Director 32 Tim Dove President and COO President and COO 26 Rich Dealy Executive Vice President, CFO, Treasurer and Director Executive Vice President and CFO 18 Danny Kellum Executive Vice President, Operations - MLP Experience Executive Vice President, Domestic Operations 26 Bill Hannes Executive Vice President, Business Development Executive Vice President, Business Development 26 Independent Board Members Affiliations Background Years of Experience Alan Gosule Partner in law firm of Clifford Chance LLP Legal 41 Royce Mitchell CFO of Frac Tech Services, Ltd. Former CFO, CAO of Key Energy Services and KPMG audit partner Finance / Accounting 31 Art Smith President of Triple Double Advisors, LLC. Former Chairman and CEO of John S. Herold, Inc. Industry 32

Maximizes Distributions to LP Unitholders No IDRs or MIUs Investors share equally in all cash flows - no increasing share of cash flow allocable to GP or management Acquisitions deliver greater accretion to unitholders without IDRs or MIUs Unitholders $1.48 Distribution Growth Example Hypothetical 100% Distribution Increase 1st Qtr East 77 0.77 Total Distribution: $115.2 MM LP Distribution: $4.00 / unit GP Distribution: $4.00 / unit Without IDRs 1st Qtr East 38.6 0.39 LP Distribution: $2.00 / unit GP Distribution: $2.00 / unit Initial Distribution Total Distribution: $57.6 MM 1st Qtr East 69.5 7.8 LP Distribution: $3.60 / unit GP Distribution: $403.79 / unit With IDRs Total Distribution: $115.2 MM Note: Growth example assumes a typical GP structure with incentive distribution rights tiers of 0.1%, 15% and 25% (GP receives 0.1%, 15% and 25% of incremental distributions, respectively). Chart is for illustrative purposes only and is not an indication of future distribution increases. Management incentive units would have a similar impact. vs.

PSE: Oil-weighted & PDP-focused vs. Peers Percent Proved Developed1 Percent Oil and NGLs1 1) As of December 31, 2007. Pro forma for acquisitions and divestitures in 2008. Source: Company disclosure, John S. Herold, Wall Street research PSE 1 0.8 BBEP 0.9 0.8 LGCY 0.89 0.8 ENP 0.87 0.8 EVEP 0.84 0.8 VNR 0.79 0.8 LINE 0.72 0.8 ATN 0.68 0.8 QELP 0.68 0.8 CEP 0.63 0.8 PSE 0.84 0.09 LGCY 0.77 0.09 ENP 0.68 0.09 LINE 0.5 0.09 BBEP 0.41 0.09 EVEP 0.26 0.09 VNR 0.26 0.09 QELP 0.02 0.09 ATN 0.01 0.09 CEP 0.01 0.09

Reconciliation of EBITDAX to Net Income EBITDAX is presented herein, and reconciled to the generally accepted accounting principle ("GAAP") measure of net income because of its wide acceptance by the investment community as a financial indicator of a company's ability to internally service or incur debt. EBITDAX should not be considered as an alternative to net income, as defined by GAAP. Net income $ 58,848 Depletion, depreciation and amortization 5,418 Accretion of discount on asset retirement obligations 76 Interest expense 500 Income tax provision 594 EBITDAX $ 65,436 May - Dec 2008E ($ thousands)